UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2005

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 713-646-4100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On February 17, 2005, the Compensation Committee of our Board of Directors and the full board of Directors approved specific awards to executive officers under our Long-Term Incentive Plan.  Awards to Messrs. Armstrong and Pefanis will be issued substantially in the form of grant letter attached as Exhibit 10.1 to this Current Report on Form 8-K.  Awards to other executive officers will be issued substantially in the form of grant agreement attached as Exhibit 10.2.   Awards to the “named executive officers” whose names appear in the compensation table contained in our Annual Report on Form 10-K are as follows: Mr. Armstrong—300,000 phantom units; Mr. Pefanis—200,000 phantom units; Mr. Kramer—100,000 phantom units; Mr. Coiner—80,000 phantom units; and Mr. Duckett (an employee of PMC (Nova Scotia) Company)—75,000 phantom units.  The awards include distribution equivalent rights in tandem with the phantom units.

The Compensation Committee and Board of Directors also approved specific awards to directors (other than Mr. Armstrong) under our Long-Term Incentive Plan.  Giving effect to the award, each recipient will hold 5,000 phantom units in the aggregate. Awards to our independent directors will be issued substantially in the form of the grant letter attached as Exhibit 10.3. Awards to our directors who are designated as such by a member of Plains All American GP LLC will be issued substantially in the form of the grant letter attached as Exhibit 10.4.  Messrs. Petersen and Capobianco, rather than receiving equity awards, will be parties to letter agreements substantially in the form of the letter attached as Exhibit 10.5.

The Compensation Committee and Board of Directors also approved salary increases for our named executive officers as follows: Mr. Armstrong—$375,000 (an increase of $45,000); Mr. Pefanis—$300,000 (an increase of $65,000); Mr. Kramer—$250,000 (an increase of $50,000); and Mr. Coiner—$250,000 (an increase of $50,000).  PMC (Nova Scotia) Company increased Mr. Duckett’s salary to $285,000 Cdn (an increase of $20,000 Cdn).

Item 9.01.                                         Financial Statements and Exhibits.

(c)                                 Exhibits.

10.1                           Form of Grant Letter—Armstrong/Pefanis

10.2                           Form of Grant Letter –executive officers

10.3                           Form of Grant Letter—independent directors

10.4                           Form of Grant Letter—designated directors

10.5                           Form of letter—payment to entity

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: February 22, 2005	By:	Plains AAP, L.P., its general partner

	By:	Plains All American GP LLC, its general partner

	By:	/s/ TIM MOORE
Name: Tim Moore
Title: Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of Grant Letter—Armstrong/Pefanis
10.2	Form of Grant Letter –executive officers
10.3	Form of Grant Letter—independent directors
10.4	Form of Grant Letter—designated directors
10.5	Form of letter—payment to entity